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MORGAN GRENFELL INVESTMENT TRUST
INSTITUTIONAL AND SERVICE SHARES
Fixed Income Fund, Short-Term Fixed Income Fund, Municipal Bond Fund, Short-Term Municipal Bond Fund, Total Return Bond Fund, High Yield Bond Fund, Smaller Companies Fund, Microcap Fund, Large Cap Growth Fund

SUPPLEMENT DATED JANUARY 6, 2000 (REPLACING SUPPLEMENT DATED DECEMBER 17, 1999) TO PROSPECTUSES DATED MARCH 1, 1999

THE FOLLOWING REVISES MORGAN GRENFELL INVESTMENT TRUST'S ADDRESS FOR ALL CORRESPONDENCE, INCLUDING APPLICATIONS:

Morgan Grenfell Investment Trust
P.O. Box 219165
Kansas City, MO  64121

The address for overnight mail, as stated in the prospectus, remains the same.

THE FOLLOWING REVISES THE DESCRIPTION OF THE INVESTMENT ADVISER AND SUBADVISER IN THE FUNDS' PROSPECTUSES:

The investment adviser to the Funds, Morgan Grenfell, Inc., changed its name to Deutsche Asset Management, Inc. effective October 6, 1999. Also effective October 6, 1999, the subadviser to the Total Return Bond Fund, Morgan Grenfell Investment Services Limited, changed its name to Deutsche Asset Management Investment Services Limited. All other information disclosed in the prospectus concerning the investment adviser and subadviser remains the same.

THE FOLLOWING REVISES THE "PRINCIPAL HOLDINGS" SECTION WITH RESPECT TO HIGH YIELD BOND FUND:

The fund may invest up to 10% of its assets in non-U.S. dollar-denominated foreign securities.

THE FOLLOWING REPLACES THE FIRST SENTENCE OF THE "FOREIGN RISKS" DISCUSSION UNDER THE "INVESTMENT RISKS" SECTION WITH RESPECT TO HIGH YIELD BOND FUND:

The fund is subject to the additional risks of foreign investing.

THE FOLLOWING REPLACES THE "PORTFOLIO MANAGEMENT" SECTION WITH RESPECT TO HIGH YIELD BOND FUND:

The Fund is managed by a committee made up of investment professionals and analysts employed by the investment adviser. This committee makes all of the Fund's investment decisions.

THE FOLLOWING APPLIES TO THE MORGAN GRENFELL SMALLER COMPANIES FUND (THE "SMALLER COMPANIES FUND"):

On August 19, 1999, the Board of Trustees voted to recommend the reorganization of the Smaller Companies Fund into the BT Small Cap Fund. The Board has determined that this proposal is in the best interests of shareholders. The Smaller Companies Fund and the BT Small Cap Fund currently have the same investment management teams.
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The merger requires the approval of the Smaller Companies Fund's shareholders.
A Special Meeting of Shareholders will be held for this purpose. A proxy statement describing the proposed reorganization will be sent to shareholders of the Smaller Companies Fund before the Special Meeting of Shareholders. Management currently anticipates that the shareholder meeting will take place in the first quarter of 2000.

If shareholders approve the merger, shares of the Smaller Companies Fund will be converted to shares of the BT Small Cap Fund. The BT Small Cap Fund has a master-feeder structure, which differs from the stand-alone structure of the Smaller Companies Fund. A full description of the BT Small Cap Fund's master-feeder structure will be included in the proxy statement mailed to shareholders. It is intended that the transfer of shares from the Smaller Companies Fund to the BT Small Cap Fund will not be a taxable transaction for shareholders.


               PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

MG-F-01-1299-04